Concentrations	12 Months Ended
Dec. 31, 2012
Risks and Uncertainties [Abstract]
Concentration Risk Disclosure

Note 27 — Concentrations

For 2012 and 2011, one customer accounted for approximately 10% and 21% of sales, respectively. The sales to this customer were part of the discontinued operations referred to in Note 4. Sales to the U.S. government accounted for approximately 11% and 20%, respectively. Portions of these government sales were part of discontinued operations.

Accounts receivable from the U.S. government accounted for 0%, and 16% of accounts receivable at December 31, 2012 and 2011, respectively.